UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2025
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 4, 2025, the Human Resources and Compensation Committee (the “Committee”) of Kemper Corporation (the “Company” or “Kemper”) approved retention awards (“Retention Awards”) for certain senior executives of the Company, including Bradley T. Camden, John M. Boschelli and Matthew A. Hunton, all of whom are named executive officers of the Company. The Retention Awards were made, following consultation with the Committee’s independent compensation consultant, to reflect the Committee’s belief in the critical role played by each of these executives and to support the retention of each recipient following the recently announced leadership changes at Kemper.

The Retention Awards made to the Company’s named executive officers (other than the retention award granted to the Company’s Interim Chief Executive Officer, which was disclosed on a Current Report on Form 8-K/A filed November 7, 2025) are shown in the table below:

Named Executive Officer	Retention Award
Bradley T. Camden Executive Vice President and Chief Financial Officer	$775,000
John M. Boschelli Executive Vice President and Chief Investment Officer	$675,000
Matthew A. Hunton Executive Vice President and President, Kemper Auto	$775,000

The Retention Awards are in the form of restricted stock units, with fifty percent of the award vesting on the first anniversary of the grant date and the remaining fifty percent of the award vesting on the second anniversary of the grant date, in each case subject to the recipient’s continued service with the Company. The grant date of the Retention Awards is expected to be the first trading day in the month of December 2025.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	November 10, 2025	/s/ Baird Allis
Baird Allis
Assistant Secretary